UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):September 10, 2010
LEEWARD GROUP HOLDINGS INC.
(Exact name of registrant as specified in its charter)
Nevada	333-145730	98-0538119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
65 S. Main Street, Suite A300, Pennington, New Jersey		08543
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code(609) 216-7938
Principle Security International, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 10, 2010, the Nevada Secretary of State accepted for filing a Certificate of Amendment to change the name of our company to Leeward Group Holdings Inc., as approved by our company’s board of directors and a majority of our shareholders.

Item 7.01	Regulation FD Disclosure

The name change is effective on the Over-the-Counter Bulletin Board under our old symbol “PCPZ”.  Our new CUSIP number is 524594108.

Item 9.01	Financial Statements and Exhibits
3.01	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEEWARD GROUP HOLDINGS INC.
/s/ Kevin M. Coughlin
Kevin M. Coughlin
President and Director

Date: September 10, 2010